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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  June 29, 2006


                            THE PENN TRAFFIC COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


            001-9930                                      25-0716800
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    (Commission File Number)                   (IRS Employer Identification No.)


       1200 STATE FAIR BOULEVARD
          SYRACUSE, NEW YORK                              13221-4737
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (315) 453-7284
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On June 29, 2006, The Penn Traffic Company (the "Company") entered into a consulting agreement (the "Agreement") with Robert J. Kelly ("Kelly") for the provision to the Company by Kelly of certain consulting and advisory services as mutually determined by Kelly and the Company's Board of Directors (the "Board"). Kelly currently serves as, and will continue to serve as, the Non-Executive Chairman of the Board.

         The Agreement has an initial six-month term, which automatically renews for successive three-month periods unless either party elects to the terminate the Agreement. Either party may terminate the Agreement upon 30 days prior written notice to the other party.

         During the term of the Agreement, Kelly is entitled to receive a fee of $3,000 for each day (or $15,000 for a five-day week) spent providing consulting services to the Company, but may not receive fees for more than 40 days of service during each three-month period under the Agreement. Kelly is also entitled to reimbursement of his reasonable expenses incurred while performing services for the Company. During the term of the Agreement, Kelly will not receive any directors' fees for serving as a member of the Board or for serving as Non-Executive Chairman of the Board.

         Under the Agreement, the Company indemnifies Kelly, in the manner and to the fullest extent permitted by applicable law and the Company's by-laws, in the event he is a party to or threatened to be a party to any action, suit or proceeding by reason of his performance or non-performance of the services to be provided to the Company under the Agreement, except with regard to any act or conduct for which a director of a Delaware corporation is not entitled to indemnification under applicable law.

         A copy of the Agreement is attached as Exhibit 99.1 hereto and is incorporated by reference herein.



ITEM 8.01.   OTHER EVENTS.

         On June 30, 2006, the Company issued the press release that is attached as Exhibit 99.2 hereto and is incorporated by reference herein.



ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

         (d) The following are attached as Exhibits to this Current Report on Form 8-K:

             EXHIBIT NO.         EXHIBIT.
             -----------         --------
             99.1                Consulting Agreement dated as of June 29, 2006

             99.2                Press Release dated June 30, 2006



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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.





                                            THE PENN TRAFFIC COMPANY



                                            By:  /s/ Francis D. Price, Jr.
                                                 -----------------------------
                                                 Name:   Francis D. Price, Jr.
                                                 Title:  Vice President

Dated:  June 30, 2006



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                                 EXHIBIT INDEX


    EXHIBIT NO.         EXHIBIT.
    -----------         --------
    99.1                Consulting Agreement dated as of June 29, 2006

    99.2                Press Release dated June 30, 2006